UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2022

HOMETRUST BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35593	45-5055422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Woodfin Street, Asheville, North Carolina	28801
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (828) 259-3939

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HTBI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01 Entry Into A Material Definitive Agreement

On July 24, 2022, HomeTrust Bancshares, Inc. (“HomeTrust”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Quantum Capital Corp., a Georgia corporation (“Quantum”). Pursuant to the terms and conditions set forth in the Merger Agreement, Quantum will merge with and into HomeTrust (the “Merger”), with HomeTrust surviving, and Quantum National Bank, the wholly owned subsidiary of Quantum, will merge with and into HomeTrust Bank (“HomeTrust Bank”), a wholly owned subsidiary of HomeTrust, with HomeTrust Bank as the surviving bank. The Merger Agreement was unanimously approved by the boards of both Quantum and HomeTrust and by the Quantum stockholders. The parties anticipate that the Merger will close in the first quarter of 2023.

The Merger Agreement provides that, at the effective time of the Merger, each share of Quantum’s common stock (the “Quantum Common Shares”) issued and outstanding immediately prior to the effective time of the Merger will be converted into the right to receive $57.54 in cash (the “Cash Consideration”) and HomeTrust common stock (“HomeTrust Common Stock”) based on a fixed exchange ratio of 2.3942 (the “Exchange Ratio”), subject to adjustment in certain circumstances as set forth below (the “Stock Consideration”), and cash in lieu of fractional shares based on the closing price per HomeTrust share on the NASDAQ Global Select Market (“NASDAQ”) on the day immediately preceding the closing date (the “Merger Consideration”).

The Merger Agreement contains customary representations and warranties from both HomeTrust and Quantum, and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of its business during the interim period between the execution of the Merger Agreement and the effective time, including, in the case of Quantum, specific forbearances with respect to its business activities, and (2) the use of commercially reasonable efforts to obtain governmental and regulatory approvals. HomeTrust has also agreed to use its commercially reasonable best efforts to file with the Securities and Exchange Commission (“SEC”) a registration statement covering the shares to be issued under the Merger Agreement (the “Registration Shares”) within 45 business days after the Merger’s closing date and cause such registration statement to be effective until the earlier of the date on which all Registration Shares are sold or two years from the date the SEC declared the Registration Statement effective.

Completion of the Merger is subject to certain customary conditions, including the absence of any governmental order or law prohibiting the consummation of the Merger. The obligation of each party to consummate the Merger is also conditioned upon (a) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (b) performance in all material respects by the other party of its obligations under the Merger Agreement, (c) receipt by each party of a tax opinion to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and (d) the receipt of required regulatory approvals and the expiration of all applicable statutory waiting periods.

The Merger Agreement contains certain termination rights for both Quantum and HomeTrust, including if (i) there has been a breach by the other party that is not cured such that the applicable closing conditions are not satisfied, (ii) the Merger is not consummated by March 31, 2023 (the “End Date”) provided, however, either party may extend the End Date to June 30, 2023 if the required regulatory approvals have not been obtained by March 31, 2023, or (iii) the required regulatory approvals are not obtained.

In addition, Quantum may also terminate the Merger Agreement during the five day period commencing on the date on which the last approval, consent or waiver of any governmental entity required to permit the consummation of the transactions contemplated by the Merger Agreement is received and all statutory waiting periods in respect thereof shall have expired (the "Determination Date") if the quotient obtained by dividing (A) the average of the per share closing price of a share of HomeTrust common stock during the twenty (20) consecutive full trading days ending on the trading date prior to the Determination Date by (B) $25.16 is both (i) less than 0.80 and (ii) less (by more than twenty percent (20%)) than the quotient obtained by dividing (Y) the average of the NASDAQ Bank Index during the twenty (20) consecutive full trading days ending on the trading date prior to the Determination Date by (Z) $4,103.58.

Pursuant to the Merger Agreement, HomeTrust will appoint, subject to any legal or regulatory requirements, Dr. Narasimhulu Neelagaru as a director of HomeTrust and HomeTrust Bank, effective at the effective time, to serve for a term ending at the annual meeting following his attaining seventy-five (75) years of age (the “Initial Term”). Dr. Neelagaru may serve for up to two additional one year terms if the Quantum Principal Stockholders (as defined in the Merger Agreement) continue to own five percent or more of the outstanding HomeTrust Common Stock at that time.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.

The Merger Agreement is not intended to provide any factual information about Quantum, HomeTrust or their respective subsidiaries and affiliates to investors. The representations, warranties and covenants contained in the Merger Agreement will not survive consummation of the Merger and were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, are subject to limitations agreed upon by the parties as stated in the Merger

Agreement, including being qualified by confidential disclosure schedules made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and are, in some cases, subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors under applicable securities law standards of materiality. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Quantum or HomeTrust. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding HomeTrust or Quantum, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding HomeTrust, its affiliates or its businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Form 10-K, Form 10-Q and other filings HomeTrust makes with the SEC.

Item 7.01 Regulation FD Disclosure

On July 25, 2022, HomeTrust issued a press release announcing the execution of the Merger Agreement. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. In addition, HomeTrust has prepared an investor presentation regarding the transactions contemplated by the Merger Agreement, which it expects to use in connection with presentations to analysts and investors. The presentation is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

The information in this Current Report on Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Item 7.01 of this Current Report on Form 8-K.

Safe Harbor Statement

This Current Report, including the Exhibits hereto, contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," "projects," the negative of these terms and other comparable terminology. These forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of HomeTrust with respect to the Merger, the strategic benefits and financial benefits of the Merger, including the expected impact of the Merger on HomeTrust’s or Quantum’s future financial performance pending the completion of the Merger, and the timing of the closing of the Merger.

Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, the statements are based on current beliefs, expectations and assumptions regarding the future of Quantum’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of HomeTrust’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. HomeTrust undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Forward-looking statements contained in this Current Report are subject to, among others, the following risks, uncertainties and assumptions:

•The possibility that the anticipated benefits of the Merger, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of the impact of, or challenges arising from, the integration of Quantum into HomeTrust or as a result of the strength of the economy, competitive factors in the areas where Quantum and HomeTrust do business, or as a result of other unexpected factors or events;
•The timing and completion of the Merger is dependent on the satisfaction of customary closing conditions, and various other factors that cannot be predicted with precision at this point;
•The occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement;
•Completion of the Merger is subject to bank regulatory approvals and such approvals may not be obtained in a timely manner or at all or may be subject to conditions which may cause additional significant expense or delay the consummation of the Merger;
•Potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Merger;

•The outcome of any legal proceedings related to the Merger which may be instituted against HomeTrust or Quantum;
•Unanticipated challenges or delays in the integration of Quantum’s business into HomeTrust’s business and or the conversion of Quantum’s operating systems and customer data onto HomeTrust’s may significantly increase the expense associated with the Merger; and
•Other factors that may affect future results of Quantum and HomeTrust.

These forward-looking statements are also subject to the principal risks and uncertainties applicable to Quantum’s and HomeTrust’s respective businesses and activities generally that are disclosed in HomeTrust’s Annual Report on Form 10-K, for its fiscal year ended June 30, 2021 and in other documents HomeTrust files with the SEC. HomeTrust’s SEC filings are accessible on the SEC website at www.sec.gov.

No Offer or Solicitation

This Current Report and related communications are not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus that meets the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01  Financial Statements and Exhibits

(a)    Not applicable.
(b)    Not applicable.
(c)    Not applicable.
(d)    The following exhibits are included with this Report:

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated July 24, 2022*
99.1	Press release dated July 25, 2022
99.2	Investor Presentation dated July 25, 2022
104.0	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. HomeTrust agrees to furnish supplementally a copy of any omitted schedules or exhibits to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMETRUST BANCSHARES, INC.

Date: July 25, 2022	By:	/s/ Tony J. VunCannon
Tony J. VunCannon
Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer

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